SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2002

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19364	62-1117144

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer

Incorporation)		Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee	37215

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 665-1122

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURE
Exhibit Index
PRESS RELEASE

Item 9. Regulation FD Disclosure.

     A press release issued by American Healthways, Inc. on June 3, 2002 is attached hereto as Exhibit 99.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

American Healthways, Inc.

By:	/s/ Mary Chaput
Name:	Mary Chaput
Title:	Chief Financial Officer

Date: June 3, 2002

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Exhibit Index

Exhibit No.	Description

99	Press Release dated June 3, 2002.

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